SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a)
                 of the Securities Exchange Act of 1934
                           (Amendment No.___)

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ] Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by
    Rule 14a-6(e)(2)
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     Legg Mason Cash Reserve Trust
--------------------------------------------------------------------------------

            (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------

               (Name of Person(s) Filing Proxy Statement,
                     if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)(2) of
     Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

     2)  Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     4)  Proposed maximum aggregate value of transaction:

     5)  Total fee paid:

[X]  Fee paid previously with preliminary  materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


     1)  Amount Previously Paid:


     2)  Form, Schedule or Registration Statement No.:


     3)  Filing Party:


     4)  Date Filed:

          IMPORTANT NOTICE: Please complete the enclosed Proxy Card and return it as soon as possible.

          For your convenience, you may vote by calling Shareholder Communications Corporation ("SCC") toll-free at 1-800-733-8481, Ext. 422 from 9:00 a.m. to 8:00 p.m., eastern time. You also may vote by faxing your Proxy Card to SCC at 1-800-733-1885.

          A confirmation of your telephone or telefacsimile vote will be mailed to you.


                         LEGG MASON CASH RESERVE TRUST

Dear Shareholder:

        Enclosed you will find a Notice and Proxy Statement for a Special Meeting of Shareholders of the Legg Mason Cash Reserve Trust to be held on March 8, 1996. There are four matters on which you, as a shareholder of the Trust, are being asked to vote -- election of the Board of Trustees, approval of a Distribution Plan, approval of changes to the Trust's fundamental investment limitations and policies, and ratification of the selection of Ernst & Young LLP as the Trust's independent auditors for fiscal year 1996.

        After reviewing each matter carefully, the Board of Trustees unanimously recommends that you vote FOR each of the proposals.

        YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR, IF MORE CONVENIENT, PLEASE CALL OR FAX YOUR VOTE, FOLLOWING THE INSTRUCTIONS IN THE BOX AT THE TOP OF THIS PAGE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID FOLLOW-UP MAILINGS WHICH WOULD INCREASE COSTS PAID BY ALL SHAREHOLDERS.

        The Trust is using Shareholder Communications Corporation, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not already heard from you, you may receive a telephone call from Shareholder
Communications reminding you to exercise your right to vote.

        Thank you very much for your assistance.


                                Sincerely

                                /s/ John F. Curley, Jr.

January 9, 1996                 John F. Curley, Jr.
                                Chairman

                         LEGG MASON CASH RESERVE TRUST
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 8, 1996
To The shareholders:
     A special meeting of the shareholders ("Meeting") of the Legg Mason Cash Reserve Trust ("Trust") will be held on March 8, 1996, at 10:00 a.m., eastern time, at the offices of Legg Mason, Inc., 111 South Calvert Street, 20th Floor, Baltimore, Maryland 21202 for the following purposes:
          (1) To elect a Board of Trustees;
          (2) To approve a  Distribution  Plan;
          (3) To approve changes to the Trust's fundamental investment limitations and policies by:
              (a) designating as non-fundamental certain investment policies currently deemed fundamental;
              (b) eliminating the fundamental limitation regarding the purchase of foreign securities;
              (c) replacing the fundamental limitation regarding the purchase of restricted securities with a non-fundamental limitation;
              (d) eliminating the fundamental limitation restricting the pledging of assets; and
              (e) replacing the fundamental limitation regarding investment in new issuers with a non-fundamental limitation.
          (4) To ratify the selection of Ernst & Young LLP as independent auditors of the Trust for the fiscal year ending August 31, 1996; and
          (5) To transact such other business as may properly come before the Meeting or any adjournment thereof.
     You will be entitled to vote at the Meeting and any adjournments thereof if you owned Shares of the Trust at the close of business on January 9, 1996. Whether or not you intend to attend the Meeting in person, you may vote in any one of the following three ways:
          1. Vote, sign, date and return the enclosed proxy card in the enclosed postage-paid envelope; or
          2. Vote by telephone by calling Shareholder Communications Corporation ("SCC") toll-free at 1-800-733-8481, Ext. 422 from 9:00 a.m. to
             8:00 p.m. (eastern time) (a confirmation of your telephone vote will be mailed to you); or
          3. Vote, sign, date and fax the enclosed proxy card to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).
                                              By order of the Board of Trustees,

                                              /s/ Kathi D. Bair

                                              Kathi D. Bair
                                              SECRETARY

January 9, 1996
                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN
     Please vote by mail, telephone or telefacsimile promptly. IF YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD BUT GIVE NO VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" THE NOMINEES NAMED IN THE ATTACHED PROXY STATEMENT AND "FOR" ALL OTHER PROPOSALS NOTICED ABOVE. In order to avoid the additional expense of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, they will not be voted.

                         LEGG MASON CASH RESERVE TRUST
                            111 SOUTH CALVERT STREET
                           BALTIMORE, MARYLAND 21202
                                PROXY STATEMENT
            SPECIAL  MEETING OF SHAREHOLDERS TO BE HELD MARCH 8, 1996

     This Proxy Statement is furnished to the holders of shares of beneficial interest of Legg Mason Cash Reserve Trust ("Trust") in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees ("Board") of the Trust to be used at a special meeting of shareholders of the Trust to be held March 8, 1996, and any adjournments thereof ("Meeting").

     One-fourth of the total shares of the Trust ("Shares") outstanding on January 9, 1996 ("Record Date"), represented in person or by proxy, must be present at the Meeting for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in "street name" for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present. Abstentions and broker non-votes will not be counted, however, as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.
     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if the proxy is received properly executed. If you sign, date and return the proxy card but give no voting instructions, your Shares will be voted in favor of the nominees for Trustees named herein and in favor of the remaining proposals described in this Proxy Statement. Your proxy card may be revoked by giving another proxy, by letter or telegram received by the Secretary to the Trust prior to the Meeting; by calling Shareholder Communications Corporation toll-free at 1-800-733-8481, Ext. 422; or by appearing and voting at the Meeting.
     As of January 2, 1996 (seven days prior to the record date), the Trust had 1,139,303,948 shares of beneficial interest outstanding. Management does not know of any person who owned beneficially 5% or more of the Trust's shares on that date. The cost of soliciting proxies, including the cost of third-party soliciting and tallying services and of printing and mailing expenses, will be borne by the Trust. Proxies will be solicited by mail and may be solicited in person, by telephone, telegraph or other electronic means by personnel or agents of Legg Mason Wood Walker, Incorporated ("Legg Mason"), the Trust's distributor, and its affiliates.
     Each full Share of the Trust outstanding on the record date is entitled to one vote, and each fractional Share is entitled to a proportionate share of one vote for such purposes. This Proxy Statement will first be
                                       1
mailed to shareholders on or about January 10, 1996. The Trust's annual report, containing financial statements for the year ended August 31, 1995, is available upon request.
                        PROPOSAL 1. ELECTION OF TRUSTEES
     Pursuant to the provisions of the Declaration of Trust, the Trustees have determined that the number of Trustees will be fixed at eight. The eight nominees are listed below. Messrs. Curley, Haugh and Lehman were elected to the Board of Trustees by the Trust's shareholders at a special meeting held on July 15, 1988 and have served as Trustees since that date. Dr. McGovern was appointed as Trustee by the Board on July 21, 1989 and has served as Trustee since that date. On July 28, 1995, the Trust's Nominating Committee selected, and the Board of Trustees has nominated, as Trustees Messrs. Rodgers, Gilmore, Cashman and Taber and the current Trustees. The eight nominees shall constitute the entire Board, each to hold office until his or her successor is elected and duly qualified.
Each of the nominees has indicated his or her willingness to serve if elected. If any of the nominees should withdraw or otherwise become unavailable for election due to events not now known or anticipated, the proxy confers discretionary power on the persons named therein to vote for such other nominee or nominees as the Nominating Committee may recommend.
     Trustees must be elected by a plurality of the shares present at the Meeting in person or by proxy and entitled to vote thereon. Unless you give contrary instructions in the form of proxy, your proxy will be voted for the election of the eight nominees, and your shares will be voted in favor of such other nominee or nominees as the Nominating Committee may recommend.

     The Trustees and executive officers as a group (8 persons) beneficially owned 166,221 Shares of the Trust on January 2, 1996, representing less than 1% of the Shares outstanding on that date.

                                                PRESENT POSITION WITH THE TRUST;                    SHARES OWNED
                                                BUSINESS EXPERIENCE DURING PAST                   BENEFICIALLY ON
         NOMINEE (AGE)                          FIVE YEARS; OTHER DIRECTORSHIPS                   JANUARY 2, 1996
John F. Curley, Jr.* (56)        Chairman of the Board, President and Trustee. Vice Chairman          63,605
                                 and   Director  of  Legg  Mason  Wood   Walker,
                                 Incorporated and Legg Mason, Inc.;  Director of
                                 Legg Mason Fund  Adviser,  Inc.  (a  registered
                                 investment adviser); Officer and/or Director of
                                 various other  affiliates of Legg Mason,  Inc.;
                                 President   or   Chairman   of  the  Board  and
                                 Director/Trustee of nine Legg Mason
                                 funds.
Edmund J. Cashman, Jr.* (59)     Nominee for Trustee. Senior Executive Vice President and             5,002
                                 various other affiliates of Legg Mason, Inc.; President or
                                 Vice Chairman of the Board and Director/Trustee of three
                                 Legg Mason funds; Director of Worldwide Value Fund, Inc.
Richard G. Gilmore (68)          Nominee for Trustee. Independent Consultant. Director of CSS         6,886
                                 Industries, Inc. (diversified holding company whose
                                 subsidiaries are engaged the in the manufacture and sale of decorative paper products, business forms, and specialty metal packaging); Director of PECO Energy Company (formerly
                                 Philadelphia Electric Company); Director/Trustee of eight Legg
                                 Mason funds. Formerly: Senior Vice President and Chief
                                 Financial Officer of Philadelphia Electric Company (now PECO
                                 Energy Company) (1986-1991); Executive Vice President and
                                 Treasurer, Girard Bank, and Vice President of its parent
                                 holding company, the Girard Company (1972-1983); and Director of Finance, City of Philadelphia (1984-1985).

                                       2

                                                PRESENT POSITION WITH THE TRUST;                    SHARES OWNED
                                                BUSINESS EXPERIENCE DURING PAST                   BENEFICIALLY ON
         NOMINEE (AGE)                          FIVE YEARS; OTHER DIRECTORSHIPS                   JANUARY 2, 1996
Charles F. Haugh (69)            Trustee; Real Estate Developer and Investor; President and            61,710
                                 Director of Resource Enterprises, Inc. (real estate
                                 brokerage); Chairman of Resource Realty LLC (management of retail and office space); Partner in Greater Laurel Health
                                 Park Ltd. Partnership (real estate investment and
                                 development); Director/Trustee of nine Legg Mason funds.

Arnold L. Lehman (51)            Trustee; Director of the Baltimore Museum of Art.                     14,966
                                 Director/Trustee of nine Legg Mason funds.

Dr. Jill E. McGovern (50)        Trustee; Chief Executive of the Marrow Foundation.                    12,052
                                 Director/Trustee of nine Legg Mason funds. Formerly: Executive
                                 Director of the Baltimore International Festival (1991 -
                                 1993); and Senior Assistant to the President of the Johns
                                 Hopkins University (1986-1991).

T.A. Rodgers (60)                Nominee for Trustee. Principal, T.A. Rodgers & Associates               0
                                 (management consulting). Director/Trustee of eight Legg Mason funds. Formerly: Director and Vice President of Corporate
                                 Development, Polk Audio, Inc. (manufacturer of audio
                                 components) (1991-1992).

Edward A. Taber* (51)            Nominee for Trustee. Senior Executive Vice President of Legg          2,000
                                 Mason, Inc. and Legg Mason Wood Walker, Inc.; Chairman and
                                 Director of Legg Mason Fund Adviser, Inc. and Director of
                                 Western Asset Management Company (a registered investment
                                 adviser); President and/or Director/Trustee of seven Legg
                                 Mason funds. Formerly: Executive Vice President of T. Rowe
                                 Price-Fleming International, Inc. (1986-1992) and Director of
                                 the Taxable Fixed Income Division at T. Rowe Price Associates,
                                 Inc. (1973-1992).

* Messrs. Trustees Curley, Cashman and Taber are deemed to be "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940 ("1940 Act").
     The Board of Trustees met four times during the fiscal year ended August 31, 1995, and each Trustee attended all of the meetings of the Board. The Board has an Audit Committee that reviews and evaluates the audit function, including recommending to the Board the independent accountants to be selected for the Trust (see Proposal 4). The Audit Committee met once during the Trust's fiscal year ended August 31, 1995. The Board also has a Nominating Committee that is responsible for the selection and nomination of disinterested trustees. The Nominating Committee met once in the fiscal year ended August 31, 1995. Each Committee consists of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act ("Independent Trustees") (currently, Messrs. Haugh and Lehman and Dr. McGovern). Officers and Trustees of the Trust who are "interested persons" of the Trust receive no salary or fees from the Trust. Each Independent Trustee receives a fee of $400 annually for serving as a trustee, and a fee of $400 for each meeting of the Board of Trustees attended.
                                       3

     The  following  table  provides   certain   information   relating  to  the
compensation of the Trust's Trustees and Executive Officers for the fiscal year ended August 31, 1995.

COMPENSATION TABLE

                                                                                                            TOTAL
                                                               PENSION OR                               COMPENSATION
                                            AGGREGATE     RETIREMENT BENEFITS    ESTIMATED ANNUAL      FROM TRUST AND
          NAME OF PERSON AND              COMPENSATION     ACCRUED AS PART OF      BENEFITS UPON        FUND COMPLEX(dagger)
               POSITION                    FROM TRUST*       TRUST EXPENSES          RETIREMENT       PAID TO TRUSTEES**
John F. Curley, Jr. -- Chairman of the
     Board, President and Trustee            None                N/A                   N/A                None
Edmund J. Cashman, Jr. -- Nominee for
     Trustee                                 None                N/A                   N/A                None
Richard G. Gilmore -- Nominee for
     Trustee                                 None                N/A                   N/A                $21,600
Marie K. Karpinski -- Vice President
     and Treasurer                           None                N/A                   N/A                None
Arnold L. Lehman -- Trustee                  $2,000              N/A                   N/A                $23,600
Charles F. Haugh -- Trustee                  $2,000              N/A                   N/A                $23,600
Dr. Jill E. McGovern -- Trustee              $2,000              N/A                   N/A                $23,600
T.A. Rodgers -- Nominee for Trustee          None                N/A                   N/A                $21,600
Edward A. Taber -- Nominee for Trustee       None                N/A                   N/A                None

        * Represents fees paid to each Trustee during the fiscal year ended August 31, 1995.
       ** Represents aggregate compensation paid to each Trustee and nominee during the calendar year ended December 31, 1995.
 (dagger) Fund Complex consists of fourteen other investment company portfolios.

                 PROPOSAL 2. APPROVAL OF A PLAN OF DISTRIBUTION
Background
     The Trust's Board of Trustees approved a plan of distribution pursuant to Rule 12b-1 under the 1940 Act ("Plan") and determined to recommend it for approval by shareholders. Under the Plan, the Trust would be able to pay Legg Mason for its services in distributing Trust shares.
     Currently, Legg Mason acts as distributor of the Trust's shares without receiving any compensation for its distribution services.(1) Pursuant to an Underwriting Agreement with the Trust, Legg Mason pays certain expenses in connection with the offering of Trust shares, including printing and distribution of prospectuses and periodic reports used in connection with the offering to prospective investors (after the prospectuses and reports have been prepared, set in type and mailed to existing shareholders at the Trust's expense), and all costs of preparing and distributing supplementary sales literature and advertising costs. In addition, Legg Mason pays for all compensation and expenses, including overhead, of persons who engage in or support share distribution and/or shareholder servicing.
     The Plan would permit the Trust's Board of Trustees to authorize payments to Legg Mason, for distribution-related activities and shareholder services, at an annual rate of up to 0.15% of the Trust's average




(1) Legg Mason Fund Adviser, Inc., an affiliate of Legg Mason, receives a fee for providing management services at an annual rate of 0.50% of the first $500 million of average daily net assets, 0.475% of the next $500 million, 0.45% of the next $500 million, 0.425% of the next $500 million, and 0.40% of assets in excess of $2 billion.
                                       4
daily net assets. However, Legg Mason has agreed that, if the Plan is adopted, it will not request payment of more than 0.10% annually from the Trust during the first two years following adoption of the Plan.(2)
     The Plan would not obligate the Trust to reimburse Legg Mason for all expenses Legg Mason may incur in fulfilling its obligations under the Underwriting Agreement. Thus, even if Legg Mason's expenses exceed the fee payable to it under the Plan, the Trust will not be obligated to pay more than the fee approved by the Board, and in no event can the fee exceed 15 basis points (100 basis points = 1.0%). On the other hand, if the fees paid by the Trust to Legg Mason under the Plan exceed Legg Mason's expenses, Legg Mason will retain the excess amounts.
     The following tables show (i) shareholder transaction expenses; and (ii), for the fiscal year ended August 31, 1995, fees and expenses actually incurred and pro forma fees and expenses that would have been incurred if the Plan had been in place during that year.

                                                                                                  EXPENSES
                                                                                     ASSUMING EXISTING    ASSUMING NEW
                                                                                       FEE STRUCTURE      FEE STRUCTURE
SHAREHOLDER TRANSACTION EXPENSES
Maximum sales charge on purchases or reinvested dividends............................       None               None
Redemption or exchange fees..........................................................       None               None
ANNUAL TRUST OPERATING EXPENSES
(as a percentage of average net assets)
Management fees......................................................................       0.49%              0.49%
12b-1 fees...........................................................................       None               0.10%*
Other expenses.......................................................................       0.22%              0.22%
Total operating expenses.............................................................       0.71%              0.81%

*Reflects determination by Legg Mason to request payment of, and determination by the Board to pay, less than the full amount of the authorized 12b-1 fee. Had the full amount of the fee been paid, 12b-1 fees would be 0.15% and total operating expenses would be 0.86%.


HYPOTHETICAL EXAMPLE OF EFFECT OF TRUST EXPENSES
     The following example illustrates the expenses that you would pay on a $1,000 investment over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period. As noted in the table above, the Trust charges no redemption fees of any kind.

                                                                              1 YEAR    3 YEARS    5 YEARS    10 YEARS
Existing Fee...............................................................     $7        $23        $40        $ 88
Proposed Fee (Including 12b-1 Plan Payments of 0.10%)......................     $8        $26        $45        $100

Factors Considered by the Board of Trustees
     In approving the Plan, the Trustees considered, among other things, the extent to which the potential benefits of the Plan to existing shareholders outweighed the costs of the Plan; the likelihood that the Plan would succeed in producing such potential benefits; the merits of certain possible alternatives to the Plan; and the extent to which the retention of assets and additional sales of Trust shares would be likely to maintain or increase the amount of compensation paid by the Trust to its manager.
     The Trustees also considered the fact that many money market funds, including many of the Trust's competitors, do pay for distribution. When the Trust was first organized, it was uncommon for money market funds to pay the costs of distribution. However, the Trustees believe that to effectively compete in the current marketplace, the Trust should have the ability to pay for distribution, to competitively retain

(2)  The two other money market funds  sponsored by Legg Mason,  Legg Mason
     U.S. Government Money Market Portfolio and Legg Mason Tax-Exempt Trust, Inc., have adopted Rule 12b-1 distribution plans which permit their Boards to authorize payments to Legg Mason for distribution services at annual rates of up to 0.20% of average daily net assets. Although these plans have existed since the inception of these other funds, Legg Mason has not yet sought any reimbursement from the Boards of those funds. For the same reasons described herein, Legg Mason may request the Boards of those funds to authorize some payment under their respective 12b-1 plans.
                                       5
the attention and services of investment executives who offer Trust shares, and to attract the services of new investment representatives.
     Among the potential benefits of the Plan, the Trustees noted that the payment of compensation to Legg Mason and its investment executives could motivate them to improve their sales efforts with respect to Trust shares and to maintain and enhance their level of interaction with the Trust's shareholders. These efforts, in turn, could lead to increased sales and reduced redemptions, eventually enabling the Trust to achieve economies of scale and lower per-share operating expenses. Any reduction in such expenses would serve to offset, in part, the additional expenses incurred by the Trust in connection with the Plan. Furthermore, the investment management of the Trust could be enhanced, as net inflows of cash from new sales might enable its portfolio manager to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet redemption requests.
     In considering the costs of the Plan, the Trustees gave particular attention to the fact that any payments made by the Trust to Legg Mason under the Plan would increase the Trust's level of expenses in the amount of such payments. Further, the Trustees recognized that the manager would earn greater management fees if the Trust's assets were increased, because such fees are calculated as a percentage of the Trust's assets and thus would increase if net assets increase. The Trustees further recognized that there can be no assurance that any of the potential benefits described herein would be achieved if the Plan were implemented.
     Following their consideration, the Trustees, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Trust's proposed plan of distribution ("12b-1 Trustees"), concluded that the fees payable by the Trust under the Plan were reasonable in view of the services that would be provided by Legg Mason and the anticipated benefits of the Plan. The full Board and the 12b-1 Trustees determined that implementation of the Plan would be in the best interest of the Trust and would have a reasonable likelihood of benefitting the Trust and its shareholders. Accordingly, the Board of Trustees approved the Plan, as described above, and recommended that the Plan be submitted to the shareholders of the Trust for their approval.

Additional Information Regarding the Plan
     Under the Plan, as required by Rule 12b-1, the Trustees will receive and review, at least quarterly, a written report of the amounts so expended and the purposes for which expenditures were made. The Plan will continue in effect only so long as it is approved at least annually by the vote of a majority of the Board of Trustees, including a majority of the 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be terminated by a vote of a majority of 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the Trust. Any change in the Plan that would materially increase the distribution costs to the Trust requires shareholder approval; otherwise, the Plan may be amended by the Trustees, including a majority of the 12b-1 Trustees. Legg Mason is a wholly owned subsidiary of Legg Mason, Inc., which also owns the manager and adviser to the Trust.
    If approved, the proposed Plan will be effective April 1, 1996. A copy of the proposed Plan is provided as Exhibit A to this Proxy Statement.

Required Vote
     THE PROPOSED PLAN MUST BE APPROVED BY THE HOLDERS OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" AS DEFINED IN THE 1940 ACT, OF THE TRUST. AS SO DEFINED, A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" MEANS THE LESSER OF
(1) 67% OF THE TRUST'S SHARES PRESENT AT THE MEETING IF THE OWNERS OF MORE THAN 50% OF THE OUTSTANDING SHARES OF THE TRUST ARE PRESENT IN PERSON OR BY PROXY, OR
(2) MORE THAN 50% OF THE TRUST'S OUTSTANDING SHARES.
                                       6

     THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR PROPOSAL 2.

           PROPOSAL 3. APPROVAL OF CHANGES TO THE TRUST'S FUNDAMENTAL
                      INVESTMENT POLICIES AND LIMITATIONS
     The Trust currently has certain investment policies and limitations which may sometimes preclude it from taking full advantage of the investment opportunities which have resulted from changes in the marketplace and in securities laws. Since the Trust commenced operations in 1979, there have been substantial changes in the marketplace for money market instruments, in the money market fund industry and in the federal and state securities laws applicable to money market funds. Other money market funds, which began operations more recently than the Trust, now have considerable flexibility in selecting portfolio instruments and adapting to new market developments. However, when the Trust was established, many of its investment policies and limitations were designated as "fundamental," that is, they can be changed only with shareholder approval. To modernize the Trust's investment policies and provide the Trust with greater flexibility in responding to future developments, Proposals 3a-3e seek shareholder approval of a number of changes to the Trust's fundamental investment policies and limitations.
     If approved, the proposed changes to limitations and policies will be effective April 1, 1996. The proposed changes are listed in Exhibit B to this Proxy Statement.
     The Board of Trustees has considered each of these proposals and, for the reasons stated below, believes that each of the proposals is in the best interests of the Trust's shareholders.
     THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSALS 3A, 3B, 3C, 3D AND 3E.
     PROPOSALS 3A, 3B, 3C, 3D AND 3E EACH MUST BE APPROVED BY THE HOLDERS OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE TRUST. THIS TERM MEANS THE LESSER OF (1) 67% OF THE TRUST'S SHARES PRESENT AT THE MEETING IF THE OWNERS OF MORE THAN 50% OF THE OUTSTANDING SHARES OF THE TRUST ARE PRESENT IN PERSON OR BY PROXY, OR (2) MORE THAN 50% OF THE TRUST'S OUTSTANDING SHARES.

          PROPOSAL 3A. TO DESIGNATE AS NON-FUNDAMENTAL THE INVESTMENT
                 POLICIES DESCRIBED IN THE TRUST'S PROSPECTUS,
                      EXCEPT AS OTHERWISE  REQUIRED BY LAW
     The Board of Trustees recommends that shareholders vote to designate as "non-fundamental" all investment policies described in the prospectus, except those investment limitations designated by law as fundamental. The Trust's investment objective, which is "to achieve stability of principal and current income consistent with stability of principal," would remain fundamental.
     The Trust's current fundamental investment policies deal with the types of instruments in which the Trust may invest, their maturities, the average maturity of the Trust's investment portfolio, and the creditworthiness of the issuers of those instruments. Rule 2a-7 under the 1940 Act imposes stringent limits on all money market funds in each of these areas. That rule permits money market funds to value their portfolios at amortized cost, provided certain conditions are met. Several of the Trust's policies currently in effect impose limitations different from those currently required by Rule 2a-7.
     If this proposal is adopted, the Trust will change its investment policies to conform to those currently permitted by Rule 2a-7. Specifically, the Trust is currently limited by its investment policies to purchasing securities with a remaining maturity (as defined by Securities and Exchange Commission ("SEC") rules) of one year or less. Rule 2a-7 permits money market funds to purchase securities with maturities of up to 397 days. The Trust would change its policies to permit it to purchase instruments of up to 397 days maturity.
                                       7

     In all other significant respects, the current requirements of Rule 2a-7 are the same as, or more stringent than, the Trust's current policies, and the Trust would continue to observe these requirements. Specifically, those requirements in place now that are not presently contemplated to change, are:
     1. The dollar-weighted average maturity of the portfolio may not exceed 90 days.
     2. The Trust will invest only in high quality money market instruments. High quality instruments are those rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs") (or by one, if only one NRSRO has rated the security) or, if unrated, determined by Western Asset Management Company ("Adviser"), the Trust's investment adviser, to be of comparable quality to a rated security pursuant to procedures adopted by the Board of Trustees. No more than 5% of the Trust's total assets may be invested in securities rated in the second highest rating category, or comparable unrated securities.
     3. The Trust will invest only in those securities deemed by the Adviser to present minimal credit risk over the life of the Trust's investment.
     4. The Trust may invest only in instruments denominated in U.S. dollars. The prospectus currently states that, as a fundamental investment policy, the types of money market instruments in which the Trust may invest include, but are not limited to:
     (Bullet) instruments  of domestic  and  foreign  banks and savings and loan institutions  (such as  certificates  of deposit,  demand and time deposits,  savings shares, and bankers'  acceptances) if they have capital,  surplus  and  undivided  profits  of  over  $100,000,000
              (including   Eurodollar   certificates  of  deposit),  or  if  the
              principal  amount of the  instrument  is  insured  by the  Federal
              Deposit Insurance Corporation;
     (Bullet) commercial paper rated A-1 by Standard & Poor's ("S&P"), Prime-1 by Moody's Investors Service, Inc. ("Moody's") or F-1 by Fitch
              Investors Service ("Fitch");
     (Bullet) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;
     (Bullet) repurchase    agreements;    and
     (Bullet) when-issued   or  delayed-delivery transactions.
     It is proposed that this policy be changed to non-fundamental, allowing the Board of Trustees to alter or expand this list from time to time, as the instruments available for purchase and permitted by SEC rules change. If the policy change is approved, the Board of Trustees currently intends to add to the list of permissible investments corporate bonds with a remaining maturity of 397 days or less, rated AAA or AA by S&P or Aaa or Aa by Moody's, and comparable unrated bonds.

     The Board of Trustees does not believe that the proposed changes would materially alter the risk of the Trust's investment portfolio.

     Replacement of the Trust's fundamental investment policies with non-fundamental investment policies would enable the Board of Trustees to amend each of these policies in the future without having to call a shareholders' meeting. Any future changes would have to be consistent with the basic investment objective of the Trust, which would remain a fundamental policy changeable only by shareholder vote, and with Rule 2a-7 as then in effect.
     The  Board  of  Trustees  believes  that,  because  implementation  of this proposal would afford the Trust greater flexibility to respond quickly to changes in market conditions without the time and expense associated with shareholder meetings, adoption of this proposal is in the best interests of the Trust and its shareholders.
                                       8

     Two of the investment limitations described in the prospectus will remain fundamental, and the Trust is not proposing to change them. They are:
     (Bullet) The Trust  will not  invest  more  than 5% of its total  assets in securities of one issuer, except cash and cash items, repurchase agreements, and U.S. government obligations (the Trust considers the type of bank obligations it purchases as cash items; however, as a non-fundamental policy, the Trust will apply the 5% limitation to bank obligations other than demand deposits); and
     (Bullet) The Trust will not  purchase  money  market  instruments  if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry. However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry.

         PROPOSAL 3B. ELIMINATION OF THE TRUST'S FUNDAMENTAL INVESTMENT
                  LIMITATION REGARDING THE PURCHASE OF FOREIGN
                                   SECURITIES
     The Trust's investment policies currently permit the Trust to invest in high-quality money market instruments of certain "domestic and foreign" banks and savings and loan institutions. Under this policy, the Trust may invest, for example, in U.S. dollar-denominated money market instruments of U.S. banks and their overseas branches.
     However, under one of the Trust's fundamental investment limitations, the Trust is prohibited from investing in "foreign securities which are not publicly traded in the United States." U.S. dollar-denominated obligations of foreign banks comprise a substantial and increasing portion of the market for money market instruments. Because some of these U.S. dollar-denominated instruments may fall within the fundamental investment limitation, the Trust may be precluded from taking advantage of certain desirable investment opportunities. Thus, the Board of Trustees is seeking shareholder approval to eliminate the fundamental investment limitation relating to the purchase of foreign securities.
     There would be no direct risk of currency fluctuation on the obligations in which the Trust proposes to invest because they would all be U.S. dollar-denominated instruments, as required by Rule 2a-7. However, investments in obligations of banking entities located outside the United States involve certain risks that are different from investments in securities of domestic banks. These risks may include adverse foreign economic and political developments, the imposition of foreign governmental laws or restrictions that may adversely affect payment of principal and interest on such obligations held by the Trust, and the imposition of foreign exchange controls and of withholding taxes on interest income payable on such obligations held by the Trust. In addition, there may be less public information available about a foreign bank than is generally available about domestic banks. Furthermore, foreign banking institutions may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as are domestic banks and branches.
     In an effort to minimize these risks, the Adviser will purchase foreign-issued money market instruments only from the branches of those banks that are among the largest and most highly rated in various industrialized nations. On an ongoing basis, the Adviser will monitor the credit risk of such foreign banks by using third party services which provide credit and sovereign risk analysis. Also, the Adviser will not purchase obligations that it believes, at the time of purchase, will be subject to exchange controls or withholding taxes. Investment will be limited to obligations of bank branches located in countries where sovereign risk is considered by the Adviser to be minimal; however, there can be no assurance that exchange control laws, withholding taxes or other similar laws will not become applicable to certain of the Trust's investments.
                                       9

     If this fundamental investment limitation is eliminated, the Trust may in the future invest in U.S. dollar-denominated securities of other foreign issuers, in addition to banks and savings and loan institutions, consistent with Rule 2a-7 and the Trust's other investment policies. The Trust has no present plan to do so.
     The Board of Trustees believes that elimination of the fundamental investment limitation regarding foreign securities may benefit the Trust by providing broader investment choices and access to higher yielding instruments. However, there can be no assurance that the Trust's yield will be increased as a result of the elimination of this investment limitation. The Board of Trustees believes that adoption of this proposal is in the best interests of the Trust and its shareholders.

         PROPOSAL 3C. REPLACEMENT OF THE TRUST'S FUNDAMENTAL INVESTMENT
                LIMITATION REGARDING THE PURCHASE OF RESTRICTED
                  SECURITIES WITH A NON-FUNDAMENTAL INVESTMENT
                                   LIMITATION
     Under one of the Trust's current fundamental investment limitations, the Trust may not invest in "money market instruments which are subject to restrictions on resale under federal securities laws." If this proposal is approved by shareholders, the Trustees intend to delete this fundamental investment limitation.
     Restricted securities are those not registered under the Securities Act of 1933 ("1933 Act") or subject to contractual restrictions on resale. In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, many types of corporate and municipal securities and some bonds and notes. These instruments are often either exempt from registration or sold in transactions not requiring registration.
     A great many money market  funds  participate  in this  market.  The Trust, however, is prohibited from participating by its investment limitation prohibiting the purchase of restricted securities.
     Regardless of whether the Trust's limit on restricted securities is removed, the Trust will continue to observe a limit on illiquid securities, as mandated by the SEC. The Trust currently has a non-fundamental investment limitation that provides:
     The Trust will not enter into repurchase agreements and certain time deposits of more than seven days' duration if more than 10% of its total assets would be invested in such agreements, deposits and other illiquid investments.
For this purpose, the Trust interprets "illiquid investments" to mean securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Trust values the security.
     Historically, the SEC considered all restricted securities to be illiquid. With the development of the institutional market for such securities, however, the SEC has determined that mutual funds may consider as liquid two categories of restricted securities: (1) those eligible for trading among large institutions under 1933 Act Rule 144A; and (2) commercial paper exempt from 1933 Act registration pursuant to Section 4(2) of that Act. Before deeming such a security as liquid, a fund or its adviser must consider the nature of the market, the number of dealers, and whether any dealer has pledged to make a market in the security. In addition, Section 4(2) paper may be deemed liquid only if it is not in default or traded flat, and if it is in one of the two highest rating categories or, if unrated, determined to be of equivalent quality.
     If the proposal to eliminate the Trust's fundamental investment limitation on restricted securities is adopted, the Board of Trustees of the Trust intends to delegate to the Adviser the authority to determine
                                       10
whether Rule 144A securities and Section 4(2) paper held by the Trust is liquid, subject to the standards established by the SEC.
     Section 4(2) commercial paper differs from the more common commercial paper program which complies with Section 3(a)(3) of the 1933 Act in terms of the use of the proceeds of the issue. Section 3(a)(3) of the 1933 Act exempts from registration prime quality notes having a maturity not exceeding 270 days and arising from "current transactions." Proceeds are generally used for working capital and are not allocated to specific purposes. Section 4(2) exempts from registration "transactions by an issuer not involving any public offering" so that the proceeds from Section 4(2) commercial paper may be used for any purpose regardless of whether such purpose would be considered a current transaction. Establishing a Section 4(2) commercial paper program therefore enables a borrower to gain access to the commercial paper market to raise funds for financing acquisitions, stock repurchases and construction as well as working capital requirements. Certain Section 4(2) commercial paper programs have attained a degree of liquidity comparable, in the view of the Adviser, to commercial paper issued under Section 3(a)(3) of the 1933 Act.
     The Trust's current limitation on restricted securities is overly broad and unnecessarily restrictive. If this proposal is approved by shareholders, so-called restricted securities may be purchased subject only to the investment objective of the Trust and the judgment of the Adviser, and, if such securities are illiquid, only up to 10% of the Trust's net assets. Approval of this proposal would enable the Trust to take advantage of the institutional market in securities or transactions exempt from registration.

         PROPOSAL 3D. ELIMINATION OF THE TRUST'S FUNDAMENTAL INVESTMENT
                 LIMITATION RESTRICTING THE PLEDGING OF ASSETS
     One of the Trust's current fundamental investment limitations prohibits the Trust from pledging any securities. This limitation potentially conflicts with the Trust's ability to borrow money for temporary or emergency purposes, and to make share redemptions without having to sell portfolio securities immediately, because banks often require borrowers, such as the Trust, to pledge assets in order to collateralize the amount borrowed. Because the Trust currently is not permitted to pledge portfolio securities at all, the Trust's ability to secure borrowings (of any amount) from banks is jeopardized.
     If this proposal is adopted, the Trust could pledge its assets subject only to the limitations in the Declaration of Trust. The Declaration of Trust currently provides that the Trust may not pledge its assets except in connection with any borrowing (i) as a temporary measure for extraordinary or emergency purposes, or (ii) in order to meet redemption requests without immediately selling any portfolio instruments. The Declaration of Trust states that the Trust may not pledge assets in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Trust's total assets at the time of such borrowing.
     Borrowing money will cause the Trust to incur interest charges, and may magnify the effect of fluctuations in the value of the Trust's investments while the borrowing is outstanding. Further, because assets that have been pledged to other parties may not be readily available to the Trust, the Trust may have less flexibility in liquidating such assets, if needed. Therefore, in certain situations, pledging assets could impair the Trust's ability to meet current obligations or redemption requests, or could impede portfolio management. These potential risks, however, should be considered together with the potential benefits of the activity (borrowing money to meet redemption requests, for example) that could make pledging assets necessary. The Adviser will take all relevant factors into account when evaluating the relative merits of borrowing money and other ways of responding to temporary or emergency needs to raise cash (such as selling portfolio securities for immediate settlement or briefly postponing payment of shareholder redemption proceeds).
     Although it is not anticipated that the Trust will have any need to borrow large amounts of money, the Trustees believe that restrictions on the Trust's ability to respond to circumstances of an extraordinary or
                                       11
emergency nature should be avoided. Accordingly, the Trustees believe the current investment limitation on the pledging of Trust assets should be eliminated.

              PROPOSAL 3E. REPLACEMENT OF THE TRUST'S FUNDAMENTAL
                 INVESTMENT LIMITATION REGARDING INVESTMENT IN
                 NEW ISSUERS WITH A NON-FUNDAMENTAL INVESTMENT
                                   LIMITATION
     Under one of the Trust's current fundamental investment limitations, the Trust may not invest more than 5% of the value of its total assets in money market instruments of unseasoned issuers -- that is, issuers which, in combination with their predecessors, have been in operation for less than three years. This investment limitation was originally adopted to address the "blue sky" requirements of many states in connection with the registration of shares of the Trust for sale. The Trustees believe that of the states that impose this investment limitation on open-end management investment companies, none require that this limitation be fundamental. Furthermore, even states that impose this limitation appear to permit investments in asset pools (such as mortgage-backed, automobile loan or other financial receivables), even though the issuers involved in such pools may have been in operation for less than three years.
     The Trustees believe that this fundamental investment limitation should be eliminated to enable the Trust to respond to future changes in the policies of state regulatory agencies and to allow the Trust to take advantage of investments in asset pools, where appropriate. If this proposal is approved by shareholders, the Trustees intend to replace this fundamental investment limitation with an identical non-fundamental investment limitation in order to conform to state requirements. This new policy could be changed by a vote of the Trustees, as regulations permit, without further approval of shareholders.

          PROPOSAL 4. TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS
                       INDEPENDENT AUDITORS OF THE TRUST
     The financial statements for the Trust for the fiscal year ended August 31, 1995 were audited by Ernst & Young LLP, independent auditors.
     The Board of Trustees has selected Ernst & Young LLP as independent auditors for the Trust for the fiscal year ending August 31, 1996. As required by the 1940 Act, the Trustees' selection is subject to the right of the Trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty.
     The ratification of the selection of independent auditors is to be voted upon at the Meeting and it is intended that the persons named in the accompanying proxy will vote for Ernst & Young LLP unless contrary instructions are given. Ernst & Young LLP has advised the Trust that it has no direct or material indirect ownership interest in the Trust. Representatives of Ernst & Young LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their presence to answer any questions.
     AN AFFIRMATIVE VOTE OF AT LEAST A MAJORITY OF THE SHARES OF THE TRUST PRESENT, IN PERSON OR BY PROXY, IS REQUIRED FOR RATIFICATION.

                               OTHER INFORMATION
     Western Asset Management Company, located at 117 East Colorado Boulevard, Pasadena, California 91105, serves as the Trust's investment adviser. The Adviser is an affiliate of Legg Mason. Legg Mason Fund Adviser, Inc. ("Manager"), investment manager for the Trust, is located at 111 South Calvert Street,
                                       12

Baltimore, Maryland 21202. Legg Mason, Inc., a publicly-held financial services corporation, is the "parent" of the Adviser and Manager.

                                 OTHER BUSINESS
     The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

                            THE TRUST'S DISTRIBUTOR
     Legg Mason, a registered broker-dealer and member of the New York and other principal stock exchanges, is the principal distributor for shares of the Trust pursuant to an Underwriting Agreement with the Trust. The Underwriting Agreement obligates Legg Mason to pay all expenses in connection with the offering of shares of the Trust, including compensation, if any, to its investment brokers, the printing and distribution of prospectuses, statements of additional information and periodic reports used in connection with the offering to prospective investors, after the prospectuses and statements of additional information have been prepared, set in type and mailed to existing shareholders at the Trust's expense, and for supplementary sales literature and advertising costs. Legg Mason currently receives no compensation from the Trust for these expenses. However, a proposal has been submitted to approve a distribution plan pursuant to Rule 12b-1 of the 1940 Act (See Proposal 2) which, upon shareholder approval and authorization from the Board of Trustees, would permit the Trust to pay Legg Mason an annual distribution fee as compensation for its services and expenses in connection with the distribution of Trust shares. The offering of shares is continuous.

                  SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
     The Trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 111 South Calvert Street, Baltimore, Maryland 21202.

     NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES Please advise the Trust, in care of Legg Mason Cash Reserve Trust, 111
South Calvert Street, Baltimore, Maryland 21202 whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.
                                       13

                                                                       EXHIBIT A
                              DISTRIBUTION PLAN OF
                         LEGG MASON CASH RESERVE TRUST
     WHEREAS, Legg Mason Cash Reserve Trust ("Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"), and offers for public sale shares of beneficial interest;
     WHEREAS, the Trust has registered the offering of its shares of beneficial interest under a Registration Statement filed with the Securities and Exchange Commission and that Registration Statement is in effect as of the date hereof;
     WHEREAS, the Trust desires to adopt a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act and the Board of Trustees has determined that there is a reasonable likelihood that adoption of the Distribution Plan will benefit the Trust and its shareholders; and
     WHEREAS, the Trust has employed Legg Mason Wood Walker, Incorporated ("Legg Mason") as principal underwriter of the shares of the Trust;
     NOW, THEREFORE, the Trust hereby adopts this Distribution Plan ("Plan")
in accordance with Rule 12b-1 under the 1940 Act on the following terms and conditions:
     1. A. The Trust shall pay to Legg Mason, as compensation for Legg Mason's services as principal underwriter of the Trust's shares, a distribution and shareholder services fee at the rate of 0.15% on an annualized basis of the average daily net assets of the Trust's shares, such fee to be calculated and accrued daily and paid monthly or at such other intervals as the Board shall determine.
        B. The Trust may pay a distribution and service fee to Legg Mason at a lesser rate than the fee specified in paragraph 1.A. of this Plan, as agreed upon by the Board and Legg Mason and as approved in the manner specified in paragraph 3 of this Plan. The distribution and service fee payable hereunder is payable without regard to the aggregate amount that may be paid over the years, provided that, so long as the limitations set forth in Article III, Section 26(d) of the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") remain in effect and apply to distributors or dealers in the Trust's shares, the amounts paid hereunder shall not exceed those limitations, including permissible interest.
     2. As principal underwriter of the Trust's shares, Legg Mason may spend such amounts as it deems appropriate on any activities or expenses primarily intended to result in the sale of the shares of the Trust and/or the servicing and maintenance of shareholder accounts, including, but not limited to, compensation to employees of Legg Mason; compensation to Legg Mason and other broker-dealers that engage in or support the distribution of shares or who service shareholder accounts; expenses of Legg Mason and such other broker-dealers, including overhead and telephone and other communication expenses; the printing of prospectuses, statements of additional information, and reports for other than existing shareholders; and preparation and distribution of sales literature and advertising materials.
     3. This Plan shall take effect on April 1, 1996 and shall continue in effect for successive periods of one year from its execution for so long as such continuance is specifically approved at least annually together with any related agreements, by votes of a majority of both (a) the Board of Trustees of the Trust and (b) those Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of this Plan or any agreements related to it (the "Rule 12b-1 Trustees"), cast in person at a meeting or meetings called for the purpose of voting on this Plan and such related agreements; and only if the Trustees who approve the Plan taking effect have reached the conclusion required by Rule 12b-1(e) under the 1940 Act.
                                       A-1

     4. Any person authorized to direct the disposition of monies paid or payable by the Trust pursuant to this Plan or any related agreement shall provide to the Trust's Board of Trustees and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made. Legg Mason shall submit only information regarding amounts expended for "distribution activities," as defined in this paragraph 4, to the Board in support of the distribution fee payable hereunder and shall submit only information regarding amounts expended for "service activities," as defined in this paragraph 4, to the Board in support of the service fee payable hereunder.
     For purposes of this Plan, "distribution activities" shall mean any activities in connection with Legg Mason's performance of its obligations under the underwriting agreement, dated December 30, 1993, by and between the Trust and Legg Mason, that are not deemed "service activities." "Service activities" shall mean activities covered by the definition of "service fee" contained in amendments to Article III, Section 26(d) of the NASD's Rules of Fair Practice that became effective July 7, 1993, including the provision by Legg Mason of personal, continuing services to investors in the Trust's shares. Overhead and other expenses of Legg Mason related to its "distribution activities" or "service activities," including telephone and other communications expenses, may be included in the information regarding amounts expended for such distribution or service activities, respectively.
     5. This Plan may be terminated with respect to the Trust at any time by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting securities of the Trust.
     6. This Plan may not be amended to increase materially the amount of distribution and service fee provided for in paragraph 1.A. hereof unless such amendment is approved by a vote of at least a majority of the outstanding securities, as defined in the 1940 Act, of the Trust, and no material amendment to the Plan shall be made unless such amendment is approved in the manner provided for continuing approval in paragraph 3 hereof.
     7. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust, as defined in the 1940 Act, shall be committed to the discretion of Trustees who are themselves not interested persons.
     8. The Trust shall preserve copies of this Plan and any related agreements for a period of not less than six years from the date of expiration of the Plan or agreement, as the case may be, the first two years in an easily accessible place; and shall preserve copies of each report made pursuant to paragraph 4 hereof for a period of not less than six years from the date of such report, the first two years in an easily accessible place.
                                       A-2

     IN WITNESS WHEREOF, the Trust has executed this Distribution Plan as of the day and year set forth below.
Date:                                        LEGG MASON CASH RESERVE TRUST


                                             By:
Attest:


By:


Agreed and assented to by


LEGG MASON WOOD WALKER, INCORPORATED
By:
                                       A-3

                                                                       EXHIBIT B
                 THE TRUST'S  FUNDAMENTAL  INVESTMENT  LIMITATIONS
     The Trust has adopted certain fundamental investment limitations which cannot be changed without approval of shareholders.
     SELLING SHORT AND BUYING ON MARGIN. The Trust will not sell any money market instruments short or purchase any money market instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments.
     BORROWING MONEY. The Trust will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets. In addition, the Trust may enter into reverse repurchase agreements and otherwise borrow up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This latter practice is not for investment leverage but solely to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.
     Interest paid on borrowed funds will not be available for investment. The Trust will liquidate any such borrowings as soon as possible and may not purchase any portfolio instruments while any borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Trust will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.
     PLEDGING ASSETS.(1) The Trust will not pledge any securities.
     INVESTING IN COMMODITIES, MINERALS, OR REAL ESTATE. The Trust will not invest in commodities, commodity contracts, oil, gas, or other mineral programs, or real estate, except that it may purchase money market instruments issued by companies that invest in or sponsor such interests.
     UNDERWRITING. The Trust will not engage in underwriting of securities issued by others.
     LENDING CASH OR SECURITIES. The Trust will not lend any of its assets, except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective and policies.
     ACQUIRING SECURITIES. The Trust will not acquire the voting securities of any issuer. It will not invest in securities issued by any other investment company, except as part of a merger, consolidation, or other acquisition. It will not invest in securities of a company for the purpose of exercising control or management.
     DIVERSIFICATION OF INVESTMENTS. The Trust will not purchase securities issued by any one issuer having a value of more than 5% of the value of its total assets except cash or cash items, repurchase agreements, and U.S. government obligations. The Trust considers the type of bank obligations it purchases as cash items.
     CONCENTRATION OF INVESTMENTS. The Trust will not purchase money market instruments if, as a result of such purchase, more than 25% of the value of its total assets would be invested in any one industry. However, investing in bank instruments (such as time and demand deposits and certificates of deposit), U.S. government obligations or instruments secured by these money market instruments, such as repurchase agreements, shall not be considered investments in any one industry.
                                       B-1

     INVESTING IN NEW ISSUERS.(2) The Trust will not invest more than 5% of the value of its total assets in money market instruments of unseasoned issuers, including their predecessors, that have been in operation for less than three years.
     INVESTING IN FOREIGN SECURITIES.(1) The Trust will not invest in foreign securities which are not publicly traded in the United States.
     INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS OF THE TRUST. The Trust will not purchase or retain the securities of any issuer if the officers and Trustees of the Trust or its investment adviser owning individually more than 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
     DEALING IN PUTS AND CALLS. The Trust will not invest in puts, calls, straddles, spreads, or any combination of them.
     INVESTING IN RESTRICTED SECURITIES.(2) The Trust will not invest in money market instruments which are subject to restrictions on resale under federal securities laws.
     ISSUING SENIOR SECURITIES. The Trust will not issue senior securities, except as permitted by the investment objective and policies and investment limitations of the Trust.
     Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

(1) Proposed to be eliminated. See Proposals 3b and 3d.
(2) Proposed to be replaced with non-fundamental policy. See Proposals 3c and 3e.
                                       B-2

                                   LEGG MASON
                               CASH RESERVE TRUST
            PROXY FOR MEETING OF SHAREHOLDERS, FRIDAY, MARCH 8, 1996

     The undersigned shareholder(s) of Legg Mason Cash Reserve Trust ("Trust") hereby appoints as proxies Marie K. Karpinski and Kathi D. Bair and each of them with power of substitution to vote all shares of the Trust which the undersigned is entitled to vote, at the Meeting of Shareholders to be held on Friday, March 8, 1996 at 111 South Calvert Street, Baltimore, Maryland, at 10:00 a.m. eastern time and at any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. The proxies named will vote the Shares represented by this proxy in accordance with the choices made on this card. IF NO CHOICE IS INDICATED AS TO ANY ITEM, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THESE MATTERS.

Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

  PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE

PLEASE SIGN THIS PROXY EXACTLY AS YOUR NAME APPEARS ON THE BOOKS OF THE TRUST. JOINT OWNERS SHOULD EACH SIGN PERSONALLY. TRUSTEES AND OTHER FIDUCIARIES SHOULD INDICATE THE CAPACITY IN WHICH THEY SIGN, AND WHERE MORE THAN ONE NAME APPEARS, A MAJORITY MUST SIGN. IF A CORPORATION, THIS SIGNATURE SHOULD BE THAT OF
AN AUTHORIZED OFFICER WHO SHOULD STATE HIS OR HER TITLE.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

1. Election of Trustees.    [ ] FOR   [ ] WITHHOLD   [ ] FOR ALL EXCEPT

        John F. Curley, Jr., Edmund J. Cashman, Jr., Richard G. Gilmore,
      Charles F. Haugh, Arnold L. Lehman, Jill E. McGovern, T. A. Rodgers
                            and Edward A. Taber, III

NOTE: IF YOU DO NOT WISH YOUR SHARES VOTED "FOR" A PARTICULAR NOMINEE(S),
MARK THE "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH HIS (OR THEIR) NAME(S). YOUR SHARES SHALL BE VOTED FOR THE REMAINING NOMINEE(S).

RECORD DATE SHARES:







2. Approval of a Distribution Plan.   [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. Approval of changes to the Trust's fundamental investment limitations and policies as follows:

   (a) designating as non-fundamental certain investment policies currently
       deemed fundamental,            [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

   (b) eliminating the fundamental limitation regarding the purchase of
       foreign securities,            [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

   (c) replacing the fundamental limitation regarding the purchase of restricted securities with a non-fundamental limitation,
                                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

   (d) eliminating the fundamental limitation restricting the pledging of
       assets, and                    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

   (e) replacing the fundamental limitation regarding investment in new issuers with a non-fundamental limitation.
                                      [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

4. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending August 31, 1996. [ ] FOR [ ] AGAINST [ ] ABSTAIN







Please be sure to sign and date this Proxy.      Date


Shareholder sign here                     Co-owner sign here